AJW PARTNERS, LLC
NEW MILLENNIUM CAPITAL PARTNERS II, LLC
AJW OFFSHORE, LTD.
AJW QUALIFIED PARTNERS, LLC
1044 Northern Boulevard, Suite 302
Roslyn, New York 11576

NOTICE OF DEFAULT

August 21, 2007

Via Facsimile and
Certified Mail/
Return Receipt Requested
Mr. Mark Schmidt
Cyberlux Corporation
4625 Creekstone Drive, Suite 100, Research Triangle Park
Durham, NC 27703

Re: Cyberlux Corporation Notes issued to AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC and AJW Offshore, LLC (the "Notes").

Dear Mr. Schmidt:

The undersigned, as holders of a majority of the above-referenced Notes, hereby notify Cyberlux Corporation (the "Company") that it is in default of certain obligations under the Notes, and hereby declare an Event of Default under Notes, exercising all rights to which they are entitled under the Notes, including immediate payment of all amounts due under Section 3.10 of the Notes plus all other sums due under the Notes.

Notwithstanding anything contained herein to the contrary, the undersigned holder expressly reserves any and all claims, rights and remedies which may be available at law or equity. Furthermore, failure to include in this notice any other existing defaults which may exist with regard to the Notes shall in no way be construed as a waiver of such defaults.

Very truly yours,

AJW PARTNERS, LLC

By: SMS GROUP, LLC

Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

By: FIRST STREET MANAGER II, LLC

Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.

By: FIRST STREET MANAGER II, LLC

Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC

By: AJW MANAGER, LLC

Corey S. Ribotsky, Manager